UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020 (April 1, 2020)

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES CZN-1)

(Exact name of registrant as specified in its charter)

Delaware	001-16669	13-3891329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Bryant Park, 4th FL New York, NY	10036
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (646) 855-6745

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
PPLUS Trust Series CZN-1	PIY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On April 1, 2020, Frontier Communications Corporation failed to pay interest due on the Underlying Securities. Such interest payment default is not an “Event of Default” under the Underlying Securities Indenture until it has continued for 60 days, however, such interest payment default immediately constitutes a “Default” under Section 7.01(d) of the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the “Standard Terms”), between Merrill Lynch Depositor, Inc., as Depositor (the “Depositor”) and The Bank of New York Mellon, as Trustee (the “Trustee”). The Trustee will be sending notice of this interest payment default to the Depositor and the Certificateholders within the next 10 days.

There is expected to be a distribution to Certificateholders, with the form and timing of such distribution dependent on whether certain events occur during the 60-day grace period. If, prior to the end of such grace period, Frontier Communications Corporation files a Chapter 11 voluntary petition, the Underlying Securities are expected to be considered accelerated by the Trustee and as a result, there will be a distribution in kind of the Underlying Securities to Certificateholders in accordance with Section 3.04 of the Standard Terms and paragraph (b)(iii) of the Distribution Election specified in the Series Supplement for the Certificates between the Depositor and the Trustee dated as of August 29, 2001 (the “Series Supplement”). If there is no such filing during the grace period, then, in accordance with Section 3.04 of the Standard Terms and paragraph (a) of the Distribution Election specified in the Series Supplement, the Trustee will direct the Market Agent to sell the Underlying Securities in accordance with the Sale Procedures as defined in the Standard Terms and upon such sale, the liquidation proceeds from such sale of the Underlying Securities shall be deposited into the Certificate Account for distribution to Certificateholders. If the relevant interest shortfall is fully cured during the 60-day grace period, the relevant interest amounts may be distributed on the next Distribution Date specified under the Series Supplement, unless the Trustee designates an earlier date.

Frontier Communications Corporation is a reporting company and information about the company and its most recent filings are available from the SEC at http://www.sec.gov/edgar under Commission file number 001-11001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: April 1, 2020	By:	/s/ Matthew J. Nelson
Matthew J. Nelson
President